Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is dated effective as of May 1, 2017 (the “Effective Date”) by and among SUBURBAN PROPANE, L.P., a Delaware limited partnership (the “Borrower”), SUBURBAN PROPANE PARTNERS, L.P., a Delaware limited partnership (the “Parent”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A. (“Bank of America”), as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the Parent are parties to that certain Second Amended and Restated Credit Agreement dated as of March 3, 2016 (as amended, restated, or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders that are signatories hereto are willing to agree to such amendments and waivers;

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.Definitions. Unless otherwise defined in this First Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this First Amendment.

2.Amendments to the Credit Agreement.  On the Effective Date, the Credit Agreement is amended as follows:

(a)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

““Applicable Rate” means with respect to the Revolving Credit Facility, the applicable percentage per annum set forth below determined by reference to the Total Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Total Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Loans/ Letter of Credit Fee	Applicable Margin for Base Rate Loans	Commitment Fee
I	< 3.00:1	1.50%	0.50%	0.300%
II	> 3.00:1 but < 3.50:1	1.75%	0.75%	0.375%
III	> 3.50:1 but < 4.00:1	2.00%	1.00%	0.375%
IV	> 4.00:1 but < 4.50:1	2.25%	1.25%	0.500%
V	> 4.50:1 but < 5.50:1	2.50%	1.50%	0.500%
VI	> 5.50:1	3.00%	2.00%	0.500%

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Any increase or decrease in the Applicable Rate for the Revolving Credit Facility resulting from a change in the Total Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Revolving Lenders, Pricing Level VI shall apply in respect of the Revolving Credit Facility, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered (after giving effect to any applicable grace periods set forth in Section 8.01(b)) and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. The term “Applicable Rate”, as it relates to any Incremental Term Facility, shall have the meaning set forth in such amendment or supplement to this Agreement entered into in connection with such Incremental Term Facility among the Borrower, the Guarantors, the Incremental Term Facility Lenders that have agreed to participate in such Incremental Term Facility and the Administrative Agent.

Notwithstanding anything to the contrary contained in this definition, the determination of theApplicable Rate for any period shall be subject to the provisions of Section 2.10(b).”

(b)Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“(b) Total Consolidated Leverage Ratio. Permit the Total Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent to be greater than the ratio set forth below opposite such period:

Fiscal Quarter Ending in the Month of	Total Consolidated Leverage Ratio
June 2017	5.95 to 1.00
September 2017	5.95 to 1.00
December 2017	5.95 to 1.00
March 2018	5.95 to 1.00
June 2018	5.95 to 1.00
September 2018	5.75 to 1.00
December 2018 and each fiscal quarter thereafter	5.50 to 1.00

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3.Representations and Warranties.   In order to induce the Administrative Agent and the Required Lenders to execute this First Amendment, each of the Parent and the Borrower represents and warrants that as of the date hereof, both before and after giving effect to this First Amendment:

(a)each of the First Amendment and the Guarantors’ Consent and Agreement (A) has been duly authorized, executed and delivered by each Loan Party party thereto, (B) constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and (C) does not and will not (1) contravene the terms of any of such Person’s Organization Documents; (2) materially conflict with or result in any material breach or contravention of, or the creation of any Lien under, or require any material payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (3) violate any Law; and

(b)the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b), (c) and (d), respectively.

4. Effect of Amendment.

(a)This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same, and the Credit Agreement, as amended hereby, shall continue in full force and effect. This First Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)From and after the Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

5. Loan Document. This First Amendment is a Loan Document, and all provisions in the Credit

Agreement pertaining to Loan Documents apply hereto.

6.Miscellaneous. This First Amendment shall be governed by and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state, and applicable federal law.   The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of this First Amendment by electronic mail, facsimile or in other electronic form shall be effective as the delivery of a

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manually executed counterpart. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

7.Entire Agreement. The Credit Agreement (as amended by this First Amendment) and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

8.Release. In consideration of the amendment to the Credit Agreement provided for herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Parent each, for themself and their successors and assigns, fully and without reserve, releases and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the date hereof and are in any way directly or indirectly arising out of or in any way connected to any of this First Amendment, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”); provided, that the Released Matters shall not include any of the Lenders’ obligations to fund under their Commitments to the Credit Agreement after the date hereof in accordance therewith.   The Borrower and the Parent each, by execution hereof, hereby acknowledge and agree that the agreements in this Section 8 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled.

9.Effectiveness. This First Amendment shall be effective as of the Effective Date upon receipt by the Administrative Agent of (i) signature pages to this First Amendment, executed on behalf of the Parent, the Borrower, the Administrative Agent, and the Required Lenders, (ii) signature page to the Guarantors’ Consent and Agreement, executed on behalf of each Guarantor, (iii) the Amendment Fee as set forth in Section 10 and (iv) any amounts due and payable to the Administrative Agent, including any amounts due and payable to pursuant to that certain letter agreement dated as of the date hereof among Bank of America, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Borrower. The Administrative Agent shall notify all Lenders and the Borrower and the Parent promptly upon effectiveness of this First Amendment.

10.Amendment Fee. The Borrower shall pay to the Administrative Agent in immediately available funds, on or before the Effective Date, for the account of each Lender who executes this First Amendment on or before the Effective Date, an amendment fee (the “Amendment Fee”) in an amount equal to each such Lender’s Commitment times 12.5 basis points. The Amendment Fee shall be payable in full on the Effective Date and shall be nonrefundable.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

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GUARANTORS' CONSENT AND AGREEMENT

Each of the undersigned Guarantors hereby (a) consents to the foregoing First  Amendment to Second  Amended and Restated Credit Agreement (the " First Amendment"), (b) acknowledges and agrees that its obligations and  liabilities  in respect  of the Guaranty and  other Loan Documents to which it is a party are not released, diminished, impaired, or otherwise adversely affected by the First Amendment, and that all such obligations and liabilities are, and shall continue to be, in full force and effect, (c) confirms that the Liens held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations (including any increase thereof pursuant to the First Amendment) remain in full force and effect and are unimpaired by the First Amendment, and (d) agrees that the Guaranty and other Loan Documents to which it is a party are hereby ratified in all respects.  This consent and agreement shall be binding upon each of the undersigned Guarantors, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of New York.

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